UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

December 3, 2009

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 8, 2009, Cano Petroleum, Inc. (“Cano”) issued a press release announcing that on December 3, 2009, the United States District Court for the Northern District of Texas granted motions to dismiss all claims brought by the plaintiff, Truk International Fund LP, against Cano and its officers, directors and underwriters arising out of the June 26, 2008 public equity offering of Cano common stock.  A copy of this press release is attached as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

99.1        Press Release dated December 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: December 9, 2009
	By:	/s/ Benjamin Daitch
Benjamin Daitch
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 8, 2009.